EXHIBIT 99

                      TEXT OF INVESTOR RELATIONS SLIDESHOW
                        IN USE BEGINNING JANUARY 10, 2001
--------------------------------------------------------------------------------

                           Forward-Looking Statements

Except for  historical  information  discussed,  the  statements  made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. These forward-looking statements speak only as of this date. HEALTHSOUTH undertakes no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. Please refer to our SEC filings for a description of some of the factors that may affect the accuracy of such forward-looking statements.
--------------------------------------------------------------------------------

                              HEALTHSOUTH Overview

--------------------------------------------------------------------------------

                  Leading Healthcare Provider

o Over 2,000 Facilities in all 50 States and Every Major Metropolitan Market
o Largest Operator of
  - inpatient and outpatient rehabilitation facilities
  - freestanding outpatient surgery centers
  - freestanding diagnostic centers
o Over $4 Billion in Annual Revenues and $1 Billion in Annual EBITDA
--------------------------------------------------------------------------------

                  Leading Healthcare Provider

o Strong Growth Potential and Credit Profile
o Up to 100,000 Patients Treated per Day
o Approximately 85,000 Referring Physicians
o Excellent Relationships with National and Regional Payors
o Cutting-Edge Technological Innovations
--------------------------------------------------------------------------------

                          HRC's Competitive Advantages

o Unique National Presence
o Strong Brand Equity and Relationships with Leading Professional  and   Amateur
  Sports Organizations

[Graphic Omitted - Logos of Representative Organizations]

o Extensive Orthopedic Expertise ("Best Practice" Techniques)
o Low-cost, Efficient Provider
o Superior Clinical Outcomes with Exceptional Patient Satisfaction
--------------------------------------------------------------------------------

                   Significant Presence in Every Major Market

[Graphic Omitted - Map]
--------------------------------------------------------------------------------

                    Substantial and Diversified Revenue Base

                    LTM 9/30/00 TOTAL REVENUE: $4,119 MILLION

[Graphic Omitted - Chart of Revenue Breakdown by Segment and Line of Business]
--------------------------------------------------------------------------------

                                  Our Mission:

                        Enhance Shareholder Value Through
                             Superior Patient Care
--------------------------------------------------------------------------------

                           Enhancing Shareholder Value

                                   KEY DRIVERS

o Healthcare is a Core Sector of the Economy
o HRC: Healthcare Provider of Choice
o Strong Core Business
o Growth Initiatives
--------------------------------------------------------------------------------

                                   Healthcare:
                           Core Sector of the Economy

o Represents 14% of GDP (Over $1.3 Trillion)
o Expected to Exceed 16% of GDP by 2008
o Employs Over 10 Million People
o Resistant to Economic Downturns


Source: HCFA, Bureau of Labor Statistics
--------------------------------------------------------------------------------

                                   Healthcare:
                           Core Sector of the Economy

o "Baby Boomer" Demographics Will Increase Healthcare Spending Over the Next Decade
  -  Approx. 76 Million Between Ages 36-54
  -  30% of U.S. Population
  -  Physically Active Segment
o Over 50 Population Will Increase 30% Over Next 15 Years
o Increasing Consumer Choice Will Benefit Low-Cost/Superior Outcome Providers
Source: HCFA, Admin. on Aging, Money, & Booz-Allen
--------------------------------------------------------------------------------

                           Enhancing Shareholder Value

                                   KEY DRIVERS

o Healthcare is a Core Sector of the Economy
o HRC: Healthcare Provider of Choice
o Strong Core Business
o Growth Initiatives
--------------------------------------------------------------------------------

                             HRC: Provider of Choice

o Demographic and Technological Developments Favor Outpatient Services Over Traditional Acute-Care Offerings
o Our Integrated Service Model Moves the Patient Through the System More Efficiently
o Ambulatory Surgery is One of the Fastest Growing Segments in Healthcare (15%+ Annual Growth)
--------------------------------------------------------------------------------
                             HRC: Provider of Choice

o Strong Brand Name Reflects
  - Service Excellence
  - Superior Patient Outcomes
  - Exceptional Patient Satisfaction
o Branding Efforts Encourage Repeat Business (Same Store Growth)
--------------------------------------------------------------------------------

                             HRC: Provider of Choice

o Strong Physician Relationships
  - Approximately 85,000 Referring Physicians
  - Superior Clinical Outcomes
  - Convenience, Efficiency, and State-of-the-Art Equipment
  - Professional Websites and Web-Enabled Scheduling for Affiliated Physicians
o Strong Payor Relationships
  - National Footprint
  - Proven Cost-Effective Outcomes
  - Preferred Partner for National Electronic Claims Platform
--------------------------------------------------------------------------------

                           Enhancing Shareholder Value

                                   KEY DRIVERS

o Healthcare is a Core Sector of the Economy
o HRC: Provider of Choice
o Core Business Generates 15% Growth
o Growth Initiatives
--------------------------------------------------------------------------------

                       Core Business Generates 15% Growth

o Significant Operating Leverage
  - Pricing
  - Volume
  - Excess Capacity
o Expense Control and Efficiency Initiatives
o Substantial Free Cash Flow

                           NET RESULT: 15% EPS GROWTH
--------------------------------------------------------------------------------

                       Core Business Generates 15% Growth
                         Significant Operating Leverage

o Base Case: Stable Pricing Across All Lines
o Upside Initiatives:
  - Stopped Taking Price Cuts in 4Q99
  - In 2000, 35% of Contracts had Pricing Increases with 65% Stable
  - Improve Orthopedic and Plastics Mix in Surgery Centers
  - Multi-Modality Roll-Out in Diagnostics Is Substantially Complete
--------------------------------------------------------------------------------

                       Core Business Generates 15% Growth
                         Significant Operating Leverage

o Base Case: Modest Volume Growth of 3-5% Across all Lines
o Upside Initiatives:
  - Actual Volume Growth of 7% in 3Q00
  - Tap Into Excess Capacity
    o Inpatient Rehabilitation - 78% Utilization
    o Outpatient Rehabilitation - 75% Utilization
    o Outpatient Surgery - 50% Utilization
    o Diagnostic Imaging - 50% Utilization
    o Enhance Cross Referrals by Completing ISM Rollout
--------------------------------------------------------------------------------

                                   HEALTHSOUTH
                          Operating Leverage Potential

1)  Cost Savings -
    $50 / day in Cost Savings at Every HRC Facility
               POTENTIAL IMPACT:  $.04 EPS

2)  Additional Volume -
    One Additional Surgery Procedure Per Day  at  Each  of  Our  222  Ambulatory
     Surgery Centers
                 POTENTIAL IMPACT:  $.04 EPS
--------------------------------------------------------------------------------

                       Core Business Generates 15% Growth

o   Significant Operating Leverage
o   Expense Control and Efficiency Initiatives
    - MedCenterDirect.com
    - Source Medical
    - Electronic Claims
    - HEALTSOUTH Intranet
    - Management Reorganization
o   Substantial Free Cash Flow

                           NET RESULT: 15% EPS GROWTH
--------------------------------------------------------------------------------

                         Expense Control and Efficiency
                               MedCenterDirect.com

o   Healthcare e-Procurement
o   Provides:
    - Increased Inventory Turns
    - Enhanced Contract Compliance
    - Usage and Cost Data
    - Standardized Requisitions
o   1,000 Facilities Utilizing MCD
o   Rollout to be Complete by End of 2001
--------------------------------------------------------------------------------

                         Expense Control and Efficiency
                                 Source Medical

o  Paperless Clinical Documentation System
o  Online Charting, Coding, and Claims Administration
o  Realizing $2-4 per Visit in Cost Savings / Net Revenue Enhancement
o  Allows Clinician More Time With Patient
o  Currently in Approximately 700 HRC Outpatient Rehabilitation Facilities
   - Projected to be in 1,100 Facilities by March 2001 (80% complete)
--------------------------------------------------------------------------------

                         Expense Control and Efficiency
                                Electronic Claims

o  Working with Payors to File Claims Electronically Using EDI Solutions
   - HIPAA Requirements
o  Contract Manager
   - Single Database for All Payor Contracts
   - Updated Real-Time for Contract Terms and Patient Information
o  Claims Manager Ensures "Clean Claim" Submitted to Payor
o  Will Drive Further DSO Reductions
--------------------------------------------------------------------------------

                         Expense Control and Efficiency
                              HEALTHSOUTH Intranet

o  Improves Management Access to Financial Data and Reporting
o  Standardizes Documents
o  Automates Work Flow
   - Human Resource Management and A/P
o  Provides Online Training
--------------------------------------------------------------------------------

       Expense Control and Efficiency Reorganization Around Local Markets

o  Reorganized  Operating  Structure  in  4Q99  into  Outpatient  and  Inpatient
   Divisions
o  Empowered Local Management
   - Physician Relationships
   - Development
   - Payor Contracting
o  Streamlined Decision-Making Process
--------------------------------------------------------------------------------

                       Core Business Generates 15% Growth

o  Significant Operating Leverage
o  Expense Control and Efficiency Initiatives
o  Substantial Free Cash Flow
   - Reduced Capex
   - Focused Development
   - DSO Improvement

                           NET RESULT: 15% EPS GROWTH
--------------------------------------------------------------------------------

                           Substantial Free Cash Flow

o Rapid Acquisition Strategy and Buildout of Nationwide Network is Substantially Complete
  - Will  Continue to Fine-tune and  Back-fill  into  Existing  Markets
  - Substantial  Capex for Equipment & Facility  Upgrades Is Behind Us
  - HEALTHSOUTH Is Moving from Rapid Growth by Acquisition to Steady, Sustainable Growth from Operations
--------------------------------------------------------------------------------

                           Substantial Free Cash Flow

o Focused Development Activity
  - Complete Integrated Service Model (Top 300 US Markets)
  - 20% ROE Hurdle Rate
  - Fewer Acquisitions and More De Novo's
o Continue DSO Improvement
  - Ramp up of Electronic Claims Processing
  - Utilize Claims Manager Solution
  - Enhance Relationships with Payors
  - EACH DAY OF DSO IMPROVEMENT NETS HEALTHSOUTH APPROXIMATELY $11 MM IN CASH
--------------------------------------------------------------------------------

                       Substantial Free Cash Flow-Summary

o Substantial Capex for Equipment & Facility Upgrades Is Behind Us
o Future Development Capex Will Be Highly Focused
o Continued Focus on DSO Improvement

                     Net Result: Substantial Free Cash Flow
--------------------------------------------------------------------------------

                    Growth Initiatives & Upside Opportunities

o Surgery Syndications
o Inpatient PPS
o Clinical Research and Technology
--------------------------------------------------------------------------------

                               Growth Initiatives
                              Surgery Syndications

o Opportunity to Bring in New Surgeons to Drive Case Volumes
o Goal of Adding 1,000 New Surgical Partners by End of 2Q01
o Operating at 50% Capacity Today; Incremental Volume is High Margin (40%+)
o Focus on Orthopedics and Plastics
  - Superior Pricing
  - High Private Pay on Plastics
o Solidifies Physician Relationship; Enhances Cross-Referrals for Physical Therapy and Diagnostic
--------------------------------------------------------------------------------

                               Growth Initiatives
                              Surgery Syndications

o Strong Growth in Demand for Outpatient Surgery From all Primary Participants:

                  Patients   [arrow]        Convenience
                  Physicians    [arrow]     Efficiency
                  Payors   [arrow]          Cost-effective
--------------------------------------------------------------------------------

                               Outpatient Surgery:
                           Cost Effective Alternative

HRC vs. Acute-Care Outpatient

--------------------------------------------------------------------------------
                                       HRC             ACUTE-CARE    SAVINGS
                                     FACILITY
--------------------------------------------------------------------------------
        Knee (ACL)                   $1,607            $2,768        42%
--------------------------------------------------------------------------------
        Shoulder Arthroscopy         $2,259            $4,070        44%
--------------------------------------------------------------------------------
        Gall Bladder                 $2,741            $5,051        46%
--------------------------------------------------------------------------------
        Mastectomy                   $1,313            $2,430        46%
--------------------------------------------------------------------------------
        Nasal Septum                 $1,111            $2,327        52%
--------------------------------------------------------------------------------
        Colonoscopy                    $582            $2,197        73%
--------------------------------------------------------------------------------

                               Growth Initiatives
                     Surgery Syndications - Potential Impact

o 1,000 New Surgical Partners
o Perform 1 Case Per Day
o Average Pricing of $1,100/Case
o 40% EBITDA Margin
o HRC Ownership Decreases From 67% to 60%

  Result:         Approx. $277 MM Incremental Revenue
                  Approx. $111 MM Incremental EBITDA
                  Approx. $66 MM Incremental Pre-Tax Earnings

                           POTENTIAL IMPACT: $.10 EPS
--------------------------------------------------------------------------------

                               Growth Initiatives
                          Inpatient Rehabilitation PPS

o HCFA's Proposed Rules/Rates Issued November 2000
o HCFA's Sample Database Reflects Overall Average PPS Rate of $11,509 per Discharge
o HRC's Current Cost Is $9,600
o Approximately 70,000 Annual Medicare Discharges
--------------------------------------------------------------------------------

                               Growth Initiatives
                          Inpatient Rehabilitation PPS

o Potential Impact of New PPS Rates at Full Implementation:
  - $1,400 x 70,000 Discharges = $98 MM (Pre-tax Earnings)
o Additional Upside:
  - 10% Utilization Increase = $50 MM (Pre-tax Earnings)

                           POTENTIAL IMPACT: $.22 EPS
--------------------------------------------------------------------------------

                               Growth Initiatives
                          Inpatient Rehabilitation PPS

o Medicare Relief Package Contained Two Key Points Regarding Inpatient PPS:
  - Gives Provider Option to Select 100% PPS Rate vs. Multi-Year Phase-in
  - 2% First Year Cut Restored in 2002
o Implementation Currently Scheduled for April 1, 2001
--------------------------------------------------------------------------------

                               Growth Initiatives
                          Clinical Research &Technology

o Nationwide Platform of 2,000+ HRC Facilities
o Extensive   Patient   Database  Across  Broad  Range  of   Therapeutic   Areas
  (Orthopedic, Neurological, Vascular, Ophthalmic)
o Interaction with 100,000 Patients per Day
o Referral Base of 85,000 Physicians
o Existing Physician Advisory Boards by Disease Specialty
--------------------------------------------------------------------------------

                               Growth Initiatives
                                Clinical Research

o HEALTHSOUTH Offers Expedited Patient Enrollment via:
  - Direct Enrollment at the Facility Level
  - On-line Enrollment at healthsouth.com
o Physicians Want to Become More Involved in Clinical Trials:
  - Exposes Physicians to Latest Therapies
  - Attracts More Patients
  - Additional Source of Income for Physicians
o Enables HEALTHSOUTH to Enhance Patient Care by Offering Access to Potential New Therapies

  RESULT: STRONGER PATIENT AND PHYSICIAN TIES WHICH GENERATE NEW SOURCES OF REVENUE AND INCREASED VOLUMES
--------------------------------------------------------------------------------

                               Growth Initiatives
                             New Technology Launches

o Surgical Devices:  Trivex Varicose Vein Procedure
  - Two Year Agreement with Smith & Nephew
  - Trained 200+ General and Vascular Surgeons
  - Resulted in 100 New Surgical Partners
o New Diagnostic Applications:  High-speed Organ Scans
  - New Technology Allows High-speed, High-resolution Scans
  - Growing Use as Wellness Tool To Establish Benchmarks and Provide Early Detection
  - Growing Demand from More Educated Consumer Population

  RESULT: STRONGER PATIENT AND PHYSICIAN TIES WHICH GENERATE NEW SOURCES OF REVENUE AND INCREASED VOLUMES

--------------------------------------------------------------------------------

                              Valuation Comparison

o HRC Trading at a Discount to the Healthcare Provider Universe
  - HRC Trades at 8x EBITDA vs. 13x for Industry
  - HRC Trades at a 20 P/E vs. 29 P/E for Industry
  - HRC's Implied Stock Valuation at Industry Multiples: $21 - $29
  - Improving EBITDA Margin

o HRC Trading at a Discount to the Healthcare Provider Universe
--------------------------------------------------------------------------------

                                  Revenue Trend
[Graph omitted]
--------------------------------------------------------------------------------

                                  EBITDA Trend
[Graph omitted]
--------------------------------------------------------------------------------

                               EBITDA Margin Trend

[Graph omitted]
--------------------------------------------------------------------------------

                             Stock Price Performance

[Graph omitted]
--------------------------------------------------------------------------------

                                     Summary

o National Presence
o Superior Clinical Outcomes with Exceptional Patient Satisfaction
o Strong Core Business (15% Base Growth)
o Significant Growth Initiatives and Upside Potential
o Compelling Valuation
o Investment Grade Rating